UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2022, Lifeway Foods, Inc. (the “Company”), adopted its 2022 Omnibus Incentive Plan (the “2022 Plan”) and its 2022 Non-Employee Director Equity and Deferred Compensation Plan (the “2022 Director Plan”). The 2022 Plan and the 2022 Director Plan were approved by the Company’s Board of Directors (the “Board”) on April 27, 2022 and by the Company’s stockholders on August 31, 2022.

2022 Plan

The 2022 Plan will be administered by the Compensation Committee of the Board (the “Plan Administrator”). The Plan Administrator may select recipients to receive awards (“Participants”), determine eligibility for awards and adopt such rules, regulations, forms, instruments, and guidelines for administering the 2022 Plan as it may deem necessary or proper. The Plan Administrator’s authority shall include, but not be limited to, establishing all award terms and conditions, including the terms and conditions set forth in award agreements, construing any ambiguous provision of the 2022 Plan or any award agreement, and, subject to shareholder or Participant approvals as may be required, adopting modifications and amendments to the 2022 Plan or any award agreement. The 2022 Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock-based award. Awards granted under the 2022 Plan are generally subject to a minimum vesting period of at least one year. Awards may be subject to cliff-vesting or graded-vesting conditions, with graded vesting starting no earlier than one year after the grant date. The Plan Administrator may provide for shorter vesting periods in an award agreement for no more than five percent of the maximum number of shares authorized for issuance under the 2022 Plan. The maximum aggregate number of shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) that may be issued under the 2022 Plan is 3,247,855 shares.

2022 Director Plan

The 2022 Director Plan will be administered by the Company’s Chief Financial Officer (the “Director Plan Administrator”). Each non-employee director of the Company is eligible to be a participant in the 2022 Director Plan until they no longer serve as a non-employee director. The 2022 Director Plan provides for the grant of restricted stock units (“RSUs”), which will vest on such schedule as the Company, in its sole discretion, shall determine. As of the date of each annual shareholder meeting (an “Annual Meeting”), the Company may grant each director a number of RSUs for such year. Whether and how many RSUs the Company will grant to directors in any year is subject to the sole discretion of the Company and shall in any event be subject to the 2022 Director Plan’s overall share limits. The maximum aggregate number of shares of Common Stock that may be issued under the 2022 Directors Plan is 500,000 shares. The aggregate fair market value of shares underlying RSU compensation that may be issued as RSU compensation to a director in any year shall not exceed $170,000. In addition to the grant of RSUs, the 2022 Director Plan also provides for the deferral by participants of all or part of their cash compensation (in 10% increments) into a deferred cash account, and they may defer all or part of their cash and/or RSU compensation (in 10% increments) into a deferred RSU account.

The foregoing description of the 2022 Plan and the 2022 Director Plan, are qualified in their entirety by reference to the full text of the 2022 Plan and the 2022 Director Plan, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

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Item 5.07.    Submission of Matters to a Vote of Security Holders.

On August 31, 2022, at annual meeting of stockholders (the “Annual Meeting”) of the Company, we submitted five matters to a vote of securities holders. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The persons named as proxies on the proxy card voted in the manner indicated on the submitted proxy card and there was no solicitation of proxies in opposition to the nominees as listed in the proxy statement. All of the nominees were elected to the Board. Details of the voting are provided below:

Proposal 1:

To elect seven (8) members of the Company's Board of Directors to serve until the 2023 Annual Meeting of Shareholders (or until successors are elected and qualified).

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Juan Carlos Dalto	12,628,289	28,255	3,448	0
Jody Levy	11,510,226	1,144,522	5,244	0
Dorri McWhorter	11,515,886	1,139,272	4,834	0
Perfecto Sanchez	12,411,478	245,030	3,484	0
Jason Scher	11,493,556	1,149,014	17,422	0
Pol Sikar	11,495,887	1,147,011	17,094	0
Julie Smolyansky	12,154,896	483,907	21,189	0
Ludmila Smolyansky	12,593,923	59,664	6,405	0

Proposal 2:

To approve, by non-binding advisory vote, executive compensation.

FOR:	12,103,270
AGAINST:	553,834
ABSTAIN:	2,888
BROKER NON-VOTES:	0

Proposal 3:

To authorize the Company’s 2022 Omnibus Incentive Plan.

FOR:	11,562,224
AGAINST:	1,093,183
ABSTAIN:	4,585
BROKER NON-VOTES:	0

Proposal 4:

To authorize the Company’s 2022 Non-Employee Director Equity and Deferred Compensation Plan.

FOR:	12,128,546
AGAINST:	529,141
ABSTAIN:	2,305
BROKER NON-VOTES:	0

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Proposal 5:

To authorize issuance of common stock upon settlement of RSUs into which certain fiscal 2021 compensation of non-employee directors was converted.

FOR:	12,153,328
AGAINST:	492,608
ABSTAIN:	14,056
BROKER NON-VOTES:	0

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Lifeway Foods, Inc. 2022 Omnibus Incentive Plan.
10.2	Lifeway Foods, Inc. 2022 2022 Non-Employee Director Equity and Deferred Compensation Plan.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: September 2, 2022	By:	/s/ Julie Smolyansky
Name: Julie Smolyansky Title: Chief Executive Officer and Secretary

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